UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
CHARTWELL INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
 ☑ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Chartwell International, Inc.
177 Madison Avenue,
Morristown, NJ 07960
Telephone: (973) 400-7010
To the Stockholders of Chartwell International, Inc.:
          You are cordially invited to attend an Annual Meeting of Stockholders of Chartwell International, Inc. (the “Company”) to be held at 9:00 a.m. (EST), on February 6, 2007, at the Madison Hotel, One Convent Road, Morristown, New Jersey, 07960.
          At the meeting, you will be asked (i) to elect three (3) directors of the Company, and (ii) to consider any other matters that properly come before the meeting. These matters are disclosed in detail in the attached proxy statement. Your Board of Directors believes these proposals are in the best interest of the Company and its stockholders and recommends that you vote for them.
          The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.
          We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.

/s/ Imre Eszenyi
Imre Eszenyi
Chairman of the Board

January 10, 2007
Morristown, New Jersey

Chartwell International, Inc.
177 Madison Avenue,
Morristown, NJ 07960
Telephone: (973) 400-7010
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 6, 2007

          NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Chartwell International, Inc. (the “Company”), a Nevada corporation, will be held at the Madison Hotel, Morristown, New Jersey, located at One Convent Road, on February 6, 2007, at 9:00 a.m. (EST) for the following purposes:
1.	To elect three (3) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	To transact such other business as may properly come before the meeting.
          The Board of Directors has fixed the close of business on January 5, 2007, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.
          Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors
/s/ David Adams
Name:	David Adams
Corporate Secretary

January 10, 2007
Morristown, New Jersey
YOUR VOTE IS IMPORTANT
YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO OUR CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

Chartwell International, Inc.
177 Madison Avenue,
Morristown, NJ 07960
Telephone: (973) 400-7010
PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION
          We are furnishing this proxy statement to you in connection with an Annual Meeting of Stockholders of Chartwell International, Inc. (the “Company”) to be held on February 6, 2007, at 9:00 a.m. (EST) at the Madison Hotel, located at One Convent Road, Morristown, New Jersey, and at any postponement or adjournment thereof (the “Meeting”).
          Only stockholders of record on January 5, 2007 are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.
          The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted “FOR” the nominees for the Board of Directors, and at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with us written notice of its revocation addressed to: Corporate Secretary, Chartwell International, Inc., 177 Madison Avenue, Morristown, New Jersey 07960, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.
          This proxy is solicited on behalf of our Board of Directors. We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of our stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.
          Our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.
          This Proxy Statement and form of proxy were first mailed on or about January 10, 2007 to stockholders of record as of January 5, 2007.
Help Us Reduce Costs of Our Annual Meeting
          To help us reduce costs related to our annual meeting, we ask all stockholders who vote through the Internet to consent to electronic delivery of mailings related to future stockholder meetings. Companies may make their proxy statements and annual reports available online and eliminate mailing hard copies of these documents to those stockholders who consent in advance to electronic distribution. If you hold shares in your own name and you are voting via the Internet, you can consent online when you vote. If you hold shares through an intermediary, such as a broker or bank, please refer to the information provided by your bank or broker for instructions on how to consent to electronic distribution.

RECORD DATE AND VOTING RIGHTS
          We are currently authorized to issue up to 100,000,000 shares of Common Stock, $0.001 par value and 25,000,000 shares of Preferred Stock, $0.001 par value. As of January 5, 2007, 14,041,361 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is January 5, 2007.
          A majority of the outstanding shares of our Common Stock, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.
          Under Nevada law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors. There are no cumulative voting rights. A majority of quorum is required to approve all other proposals. Abstentions and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.
PROPOSAL 1 — ELECTION OF DIRECTORS
General Information
          Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than three (3) directors and a maximum of seven (7) directors. The Board currently consists of three (3) members.
          At the Meeting, stockholders will be asked to elect the nominees for director listed below, each of whom is a current member of our Board of Directors.
Nominees for Director
          The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three (3) nominees named below. If any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.
          The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age
Imre Eszenyi David Adams Charles Srebnik	39 48 72
Biographies

Imre Eszenyi	Director since 2005
          Mr. Imre Eszenyi, CFA, is the founder and is currently the Managing Partner of Orchestra Finance L.L.P., a London-based independent investment firm, which is authorized and regulated by the Financial Services Authority. Mr. Eszenyi founded the Orchestra Companies in 2001. In 2005, Mr. Eszenyi joined the Board of Directors and currently serves as our Acting President, Vice President and Chairman of the Board. Previously, he has gained extensive experience in structuring and execution of capital markets and private equity transactions globally while serving in various senior capacities at global investment banking firms, including UBS Warburg, Credit Suisse First Boston and Bankers Trust. Most recently with the Orchestra Finance L.L.P., Mr. Eszenyi has been investing in and providing financing for fast developing publicly-listed companies, including ThermoGenesis Corp. (“KOOL”), FX Energy, Inc. (“FXEN”) and Telkonet, Inc. (“TKO”). Mr. Eszenyi received an M.B.A. from Ohio University, where he was sponsored by the George Soros Foundation, and attended the Janus Pannonius University of Economics. He is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research.

David C. Adams	Director since 2005
          David Adams joined the Board of Directors in April 2005, and also serves as Corporate Secretary. He is a shareholder of the law firm of Bullivant Houser Bailey representing public and private corporations in the areas of intellectual property, corporate finance, mergers and acquisition, and regulatory matters from 2000 to the present. From November 1996 to 2000, he served as General Counsel and V.P. of Business Development for ThermoGenesis Corp. (“KOOL”). Mr. Adams received his Bachelor of Arts Degree in Psychology, with High Distinction, from the University of Colorado, Colorado Springs in 1984, and his Juris Doctorate, with Distinction, from the University of the Pacific, McGeorge School of Law in 1988.

Charles Srebnik	Director since 2005
          Charles Srebnik has been engaged in the Investment Banking industry for more than four decades. For the past twenty-five years, Mr. Srebnik has been an independent financial consultant with the firm, Charles Srebnik and Associates, and he has managed a privately held family fund. In 1992, he was the Chairman of the Rockland Bioscience Park Corporation. From 1990 to 1992, Mr. Srebnik was a contractor to the Resolution Trust Corporation. In 1981, he co-founded Genetic Engineering, Inc. (a biotechnology company) and served as its Chairman of the Board of Directors and President until it was acquired by Miller Diversified Corporation in 1992. Between 1975 and 1980, he served as the Director of Special Situations in the Corporate Finance Department of D.H. Blair & Co., Inc. He is a life member of the World Simmental Federation and a member of the Holstein Association.
RECOMMENDATION OF THE BOARD
          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

Directors and Executive Officers of the Company
          Set forth below is information about our directors, executive officers and key employees:

Name	Position	Age
Imre Eszenyi	Chairman of Board; Acting President and Vice President	39

Paul Biberkraut	Chief Financial and Administrative Officer and Assistant Secretary	45

David C. Adams	Director; Secretary	48

Charles Srebnik	Director; Chairman of Audit Committee	72
          The Board of Directors appoints the executive officers. Executive officers serve at the pleasure of the Board. There are no family relationships between any of the directors, executive officers or key employees.
Biographies
          The biographies of Messrs. Eszenyi, Adams and Srebnik can be found under Proposal 1 — Election of Directors.
          Paul Biberkraut joined us as our Chief Financial and Administrative Officer in January 2006. From December 2002 through January 2006, Mr. Biberkraut was the Executive Vice President, Chief Financial Officer and Secretary of Superior Galleries, Inc., a publicly traded dealer and auctioneer of rare coins. Mr. Biberkraut was a member of the Board of Directors of Superior Galleries, Inc. from December 2002 through December 2006. From December 2000 to November 2002, Mr. Biberkraut was a senior finance for information technology at PacifiCare Health Systems, Inc., a public traded health care insurance company. Mr. Biberkraut attended McGill University where he received a Bachelor of Commerce and Graduate Diploma in Public Accountancy, and he received an M.B.A. from Pepperdine University. Mr. Biberkraut is a Chartered Accountant and is a member of Canadian Institute of Chartered Accountants.
Committees of the Board of Directors
Audit Committee
          The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee currently consists solely of Charles Srebnik. From December 2, 2005, Mr. Srebnik served as the chairman of our Audit Committee, and is qualified as an Audit Committee Financial Expert. Mr. Srebnik is independent as determined by the

NASD listing standards. We are currently seeking additional candidates to serve as independent directors on our Audit Committee. Our Audit Committee met two (2) times in fiscal 2006.
          The Audit Committee Charter is attached as Exhibit A.
Audit Committee Report
The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.
The Committee discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.
After review and discussions, as mentioned above, the Committee recommended to the Board that the audited financial statement be included in the Company’s Annual Report on Form 10-KSB.

Respectfully Submitted, Audit Committee of Chartwell International, Inc.,

Charles Srebnik, Chair
Compensation Committee
          Our Board of Directors has not established a separate compensation committee nor any other committee that acts as such a committee. Instead, the entire Board of Directors reviews and approves executive compensation policies and practices, reviews, salaries and bonuses for our officers, administers our benefit plans, and considers other matters as may, from time to time, be referred to it.
          Our Board continues to emphasize the important link between our performance, which ultimately benefits all shareholders, and the compensation of our executives. Therefore, the primary goal of our executive compensation policy is to closely align the interests of the shareholders with the interests of the executive officers. In order to achieve this goal, we attempt to (i) offer compensation opportunities that attract and retain executives whose abilities and skills and critical to our long-term success and reward them for their efforts in ensuring our success and (ii) encourage executives to manage from the perspective of owners with an equity stake in the Company.
          We use several factors to determine the amount of salary and other benefits to pay each executive, including our financial stability, potential value of what the executive can provide and the value that executive has previously provided to us. These elements and our decisions regarding such elements fit into our overall compensation objectives by assisting in securing the future potential of our operations, facilitating the entry and enhancement of new and existing markets, providing proper compliance and regulatory oversight and guidance, and helping to create a cohesive team.

Nominations to the Board of Directors
          Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the natural resources and rail-based transportation industries. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.
          We do not have a nominating committee or a written charter related to our nomination process. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors. The members of the Board of Directors perform some of the same functions of a Nominating Committee, such as recommending a slate of directors for election at the annual meeting.
          In carrying out its responsibilities, the Board will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to Assistant Corporate Secretary, 177 Madison Avenue, Morristown, New Jersey, 07960.
          In fiscal 2006, the Board of Directors met nine (9) times. Each director attended all of the meetings of its Board of Directors and of the committees upon which he served. All Directors attended the 2006 annual meeting of stockholders. The Board requires all Directors to attend the annual stockholder meeting unless there is an emergency.
          Stockholders may send communications to the Board by mail to the Chairman of the Board, Chartwell International, Inc., 177 Madison Avenue, Morristown, New Jersey 07960.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS
Summary Compensation
     The summary compensation table below shows certain compensation information for services rendered in all capacities to us by our chief executive officer and by each other executive officer whose total annual salary and bonus exceeded $100,000 during the fiscal periods ended June 30, 2006 and July 31, 2005. Other than as set forth below, no executive officer’s total annual salary and bonus exceeded $100,000 during our last fiscal period.
Summary Compensation Table

					Long Term Compensation
	Annual Compensation				Awards		Payouts
				Other Annual	Restricted	Securities Underlying	LTIP	All Other
		Salary	Bonus	Compensation	Stock	Options/	Payouts	Compensation
	Year	($)	($)	($)	Awards ($)	SARs (#)	($)	($)
Principal Position
Imre Eszenyi,	2006	$-0-	$-0-	$-0-	$112,500	-0-	-0-	$-0-
Chairman of the Board, Acting President and Vice President	2005	$-0-	$-0-	$-0-	$-0-	-0-	-0-	$-0-
Dr. Janice A. Jones	2006	$-0-	$-0-	$-0-	$112,500	-0-	-0-	$-0-
Former Chief Executive Officer, Chief Financial Officer and Director(2)	2005	$-0-	$-0-	$-0-	$-0-	-0-	-0-	$-0-
Paul Biberkraut,	2006	$82,500	$10,000	$-0-	$37,500	150,000	-0-	$-0-
Chief Financial and Administrative Officer and Assistant Secretary(3)	2005	$-0-	$-0-	$-0-	$0-	-0-	-0-	$-0-

(1)	Mr. Eszenyi does not have an employment engagement and does not receive compensation for his duties as acting president

(2)	Dr Jones resigned all her positions with Chartwell on October 25, 2005

(3)	Mr. Biberkraut became an officer of Chartwell on January 16, 2006.
Option/SAR Grants in Last Fiscal Year
     The following table summarizes options to purchase shares of our common stock that we granted during the eleven month period ended June 30, 2006 to each of the executive officers identified in the summary compensation table above. We have never granted any stock appreciation rights.

	Number of	Percent of Total
	Securities	options/SARs
	Underlying	Granted to
	Options/SARs	Employees in	Exercise or base
Name	Granted (#)	Fiscal Year	price ($/Sh)	Expiration Date

Paul Biberkraut	150,000	42.86%	$3.00	January 2011
Aggregated Option Exercises in Last Fiscal Year and FY-End Options/SAR Values
     The following table summarizes exercises of stock options during the eleven month period ended June 30, 2006 by each of the executive officers named in the summary compensation table above and the year-end value of unexercised options for these executive officers.

			Number of unexercised	Value of unexercised in-
	Shares	Value	options/SARs at	the- money options/SARs
	acquired on	realized	FY-End (#)	at FY-end
Name	exercise (#)	($)	exercisable/unexercisable	exercisable/unexercisable

Paul Biberkraut	0	0	0/150,000	0/0
Long-Term Incentive Plans-Awards in Last Fiscal Year
          We do not currently have any long-term incentive plans.
Compensation of Directors
          Each of our non-employee directors received restricted stock grants of 75,000 shares of our common shares valued $112,500 and all directors are reimbursed for certain expenses in connection with attendance at board meetings. Additionally, the chairman of our audit committee receives cash compensation of $1,000 per in-person board meeting and $500 per telephonic board meeting up to a maximum of $10,000 per year and received a restricted stock of 25,000 shares of our common stock valued at $37,500.
          As we continue to seek, identify and retain additional independent directors, a director compensation policy in the form of stock-based compensation or cash, or a combination of both, will be established. We are actively seeking at least two independent board members who have relevant industry experience and financial expertise. We anticipate having a majority of outside independent directors.
Employment Agreements
          Effective January 16, 2006, we entered into an employment with Paul Biberkraut to serve as our Chief Financial and Administrative Officer. Mr. Biberkraut is paid an annual salary of $180,000 subject to an increase of up to 15% based on an annual review. Initially, Mr. Biberkraut was paid a bonus of $10,000 on January 16, 2006 and an additional bonus of $10,000 to be paid on July 15, 2006. Mr.

Biberkraut is entitled to participate in our cash management incentive bonus and equity incentive plans upon formation and approval by the Board of Directors, provided, however, cash bonuses shall not exceed 50% of each his base salary then in effect. Additionally, Mr. Biberkraut was granted 25,000 shares of restricted common stock vesting in equal increments on January 16, 2006 and July 15, 2006 and awarded an option to acquire 150,000 shares of common stock vesting in equal increments on January 16, 2007 and January 16, 2008. The employment agreement may be terminated prior to the expiration of the agreement upon the mutual agreement of us and Mr. Biberkraut, respectively.
Compliance with Section 16 of the Securities Exchange Act of 1934
          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) reports they file. We believe that all reports required by Section 16(a) for transactions in the year ended June 30, 2006, were timely filed.
Security Ownership of Certain Beneficial Owners and Management
          The following table sets forth, as of November 29, 2006, the number and percentage of outstanding shares of our common stock owned by (i) each person known to us to beneficially own more than 5% of our outstanding common stock, (ii) each director, (iii) each named executive officer, and (iv) all executive officers and directors as a group. Share ownership is deemed to include all shares that may be acquired through the exercise or conversion of any other security immediately or within the next sixty days. Such shares that may be so acquired are also deemed outstanding for purposes of calculating the percentage of ownership for that individual or any group of which that individual is a member. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

		Amount and Nature of
		Beneficial ownership of		Percentage of Common
Name and Address of Beneficial Owner	Title of Class	Common Stock (1)		Stock Outstanding(1)
Imre Eszenyi(2)	Common	315,500		2.25%
Paul Biberkraut(2)	Common	25,000		*
David Adams(2)	Common	178,750		1.28%
Charles Srebnik(2)	Common	225,000	(3)	1.61%
International Kapitalanagegesellschaft m.b.H acting on behalf of Fund “Merlin Master Funds INKA” Georg-Glock-Strasse 14 40474 Dusseldorf, Germany	Common	1,800,000		12.82%
Fonditel Velociraptor, FL Pedro Teixeira Street, 8, 3rd Floor 28020 Madrid, Spain	Common	1,500,000		10.71%
Bayern Invest Kapitalanagegesellschaft m.b.H c/o Brown Brothers Harriman 140 Broadway New York, NY 10005	Common	761,614		5.44%
Gerlach & Company c/o Citibank 333 West 34th Street, 3rd Floor New York, NY 10001	Common	850,000		6.07%
PICIAS Limited, Palm Grove House Road Town Tortola, British Virgin Islands (4)	Common	4,298,831		30.70%
Faisal A. Alhegelan c/o Hogan & hartson L.L.P. 555 Thirteenth Street, NW Washington, DC 20004	Common	737,171	(5)	5.02%
All Executive Officers and Directors as a Group (4 persons)	Common	744,250	(3)	5.32%

*	Less than one percent

(1)	Based upon information furnished to us by the directors and executive officers or obtained from our stock transfer books showing 14,041,361 shares of common stock outstanding as of November 29, 2006. We are informed that these persons hold the sole voting and dispositive power with respect to the common stock except as noted herein. For purposes of computing “beneficial ownership” and the percentage of outstanding common stock held by each person or group of persons named above as of November 29, 2006, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	The address for Messrs. Eszenyi, Biberkraut, Adams, and Srebnik is 177 Madison Avenue, 2nd Floor, Morristown, NJ 07960

(3)	Includes 100,000 shares owned by Mr. Srebnik’s spouse, of which Mr. Srebnik disclaims beneficial ownership.

(4)	PICIAS Limited is a British Virgin Islands company owned by a trust established for the benefits of Mr. Imre Eszenyi’s children. The trust is irrevocable, has independent trustees and administrators. Mr. Eszenyi disclaims beneficial ownership and based on Section 16(a) filings with the SEC and to our knowledge, has no direct or indirect control or direction over any of the shares.

(5)	Includes approximately 637,171 shares Mr. Alhegelan has the right to acquire with 60 days pursuant to conversion rights that are part of a convertible promissory note issued to Mr. Alhegelan.
Equity Compensation Plan Information
     The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights that we have granted under (a) our 2006 Equity Incentive Plan and (b) individual compensation arrangements in exchange for consideration in the form of goods or services as of June 30, 2006.
Equity Compensation Plan Information

Number of securities
remaining available
	Number of		for future issuance
	securities to be	Weighted-average	under Equity compensation
	issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected
Plan Category	warrants and rights (1)	warrants and rights	in column (a))
Equity compensation plans approved by security holders(2)	350,000	$2.83	1,039,769
Equity compensation plans not approved by security holders	—	$—	N/A
Total	350,000	$2.83	1,039,769

(1)	Number of shares is subject to adjustment in the future for changes in capitalization resulting from stock splits, stock dividends and similar events.

(2)	Consists of our 2006 Equity Incentive Plan. This Plan authorizes us to grant options to purchase up to 9% of the sum of the number of outstanding shares of our common stock and the number shares attributed to convertible securities during the term of our Plan.

          Our 2006 Equity Incentive Plan was approved by our shareholders at our annual shareholders’ meeting on February 8, 2006. This plan permits us to grant nonqualified stock options. Options under this plan generally vest over one to four years, though the vesting periods may vary from person to person, and are exercisable subject to continued employment and other conditions.
Certain Relationships and Related Party Transactions
          From our inception on March 3, 2005 until June 26, 2006, we used administrative personnel and had the use of office space at 1124 Smith Street, Suite 304, in Charleston, West Virginia, which is the business address of our Chairman, Mr. Imre Eszenyi’s family. We did not pay rent or other expenses associated with our use of the space and administrative personnel.
          During the fiscal period ended July 31, 2005, Mr. Eszenyi, paid certain operating expenses such as audit fees, business license fees, and transfer agent fees from his personal funds. These expenses were reimbursed by us subsequent to our fiscal year end pursuant to our policies on business expenses. Although the amounts paid in the aggregate are significantly less than $60,000, the Board of Directors reviewed and evaluated the personal undertakings and approved of the payments on our behalf.
          On July 30, 2005, we paid $418,000 in cash and issued 278,830 shares of common stock valued at $418,000 to agents of Orchestra Finance, LLP (“Orchestra”) for financing placement fees. Mr. Imre Eszenyi is the Managing Partner of Orchestra.
          During the fiscal period ended July 31, 2005, we paid $84,000 in cash and issued 15,000 shares of common stock valued at $22,500 for legal services to Bartel, Eng & Schroder (“BES”), a law firm. Mr. David Adams was a shareholder of BES.
          On September 30, 2005, we issued 155,000 shares valued at $232,000 to Orchestra in connection with the acquisition of E-Rail and Belville. From October 2005 through March 2006, we paid $16,000 in cash and issued 49,850 shares of common stock valued at $83,000 to Orchestra for consulting and financing placement fees. Additionally, on March 15, 2006, we entered into a two-year agreement with Orchestra, whereby Orchestra would provide management and financial advisory services to us for a monthly fee of $10,000 retroactive to January 1, 2006. As of June 30, 2006, we reported $110,000 due to Orchestra for consulting and financing placement fees
          We paid $460,000 in cash for legal services to a law firm, Bullivant Houser Bailey, during the eleven months ended June 30, 2006, of which, David Adams, a director of ours is a shareholder. In addition, we reported $10,000 due to this same firm for legal services at June 30, 2006.
          We acquired software and assumed the corresponding lease of $27,000 during the eleven months ended June 30, 2006 from an entity controlled by a former officer of one of our subsidiaries.
          Prior to the acquisition of E-Rail, E-Rail purchased 220 open top containers for $550,000 consisting of $130,000 cash and a finance obligation of $420,000 to The Corona Group. We assumed the remaining finance obligation totaling $369,000 in connection with the acquisition of E-Rail. On April 26, 2006, The Corona Group agreed to reacquire the 220 open top containers and extinguish the remaining obligation that was assumed by E-Rail.

Legal Proceedings
          To the best knowledge of management, there are no legal proceedings currently pending against us. In the normal course of operations, we may have disagreements or disputes with employees, vendors or customers. These disputes are seen by our management as a normal part of business, and there are no pending actions currently or no threatened actions that management believes would have a significant material impact on our financial position, results of operations or cash flows.
Relationship with Independent Registered Public Accounting Firm
          We retained the firm of Urish Popeck & Co., LLP (“Urish”) as our Independent Registered Public Accounting Firm for the eleven months ending June 30, 2006. Prior to Urish, we retained Ronald R. Chadwick, P.C. as our Independent Public Accounting Firm for the period from our inception on March 2, 2005 through March 9, 2006. We expect a representative of Urish to be present at the Annual Meeting of Stockholders, and the representative will have an opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.
Audit Fees
          Fees for audit services by Urish totaled $92,000 and by Chadwick totaled $10,000 for the eleven months ended June 30, 2006, and the fees for audit services by Chadwick totaled $13,000 for the fiscal year ended July 31, 2005, including fees associated with the annual audits of our financial statements, review of the financial statements included in our quarterly reports on Form 10-QSB, consents, assistance with the review of documents filed with the SEC, and accounting consultations.
Audit-Related Fees
          There were no fees billed to us by Urish or Chadwick for audit-related services for the eleven months ended June 30, 2006 and for the fiscal year ended July 31, 2005, respectively.
Tax Fees
          Fees for Urish totaled $1,000 for the eleven months ended June 30, 2006 and fees for Chadwick totaled $0 for the eleven months ended June 30, 2006 and for the fiscal year ended July 31, 2005, respectively.
All Other Fees
          Urish did not bill us for other services for the eleven months ended June 30, 2006. Chadwick did not bill us for other services for the eleven months ended June 30, 2006 and for the fiscal year ended July 31, 2005, respectively.
          Our Audit Committee pre-approves all audit and non-audit services to be performed by the independent registered public accounting firm in accordance with the Audit Committee Charter. Our Audit Committee pre-approved 100% of the audit, audit-related and tax services performed by the independent registered public accounting firm in fiscal 2006. The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

Code of Ethics
          We have adopted a code of ethics that applies to all of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted our Code of Ethics on our website, at www.chartwellinternational.com and will report any amendment or waiver to the Code of Ethics on our website within five (5) days thereof.
Stockholder Proposals
          Proposals by stockholders intended to be presented at the 2008 Annual Meeting of Stockholders must be received by us not later than November 1, 2007, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.
          For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if we (a) receive notice of the proposal before the close of business on January 21, 2008, and advise stockholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal prior to the close of business on January 21, 2008.
          Notices of intention to present proposals at the 2008 Annual Meeting should be addressed to the Assistant Corporate Secretary, Chartwell International Inc., 177 Madison Avenue, Morristown, New Jersey 07960. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Additional Information
          The Annual Report on Form 10-KSB for the eleven months ended June 30, 2006, including audited financial statements, has been mailed to stockholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. We are required to file annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference 100 F Street, N.E., Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.
          Additional copies of our Annual Report on Form 10-KSB filed with the SEC for the eleven months ended June 30, 2006, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to Chartwell International, Inc., 177 Madison Avenue, Morristown, New Jersey 07960, Attention: Chief Financial Officer.
OTHER BUSINESS
          We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

          ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors
/s/ David Adams
David Adams, Corporate Secretary

January 10, 2007
Morristown, New Jersey

Audit Committee Charter
January 3, 2007
Preamble
Chartwell International, Inc. (the “Company”), as part of its continuous improvement efforts desires to strengthen its Board oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company’s Audit Committee, and the duties and responsibilities of the Audit Committee of its Subsidiaries, as applicable.
Organization
The Audit Committee (the “Committee”) of the Board of Directors of the Company and of any subsidiary shall be comprised of directors who are independent of management and the Company, and shall be considered independent if they have no employment or other relationship with the Company that might interfere with the exercise of their independence from the Company or management. No Committee member is paid consulting, advisory or other compensation fees other than for Board services. All Committee members will be financially literate, by experience or otherwise, and at least one member will have accounting or related financial management expertise.
The Company’s independent auditors are selected, approved by, and report directly to the Audit Committee. If the Company establishes an internal audit function, the head of such internal audit function shall also report directly to the Audit Committee.
The Secretary of the Company shall be the Secretary of the Audit Committee, unless the Committee designates otherwise.
Statement of Policy
The Committee shall provide assistance to the Board of Directors in fulfilling the Board members’ responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting and reporting practices of the Company, as required by all applicable state and federal laws, rules and regulations, and overseeing the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open communication between the members of the Board of Directors, the independent auditors and the Company’s principal financial officer.
While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, conduct audits or provide professional certification as to whether the Company’s financial statements are complete and accurate; this is the responsibility of management and the independent accountants.
Responsibilities
In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all the requirements and are of the highest quality.
In carrying out these responsibilities, the Committee will:
•	Obtain the full Board of Directors’ approval of this Charter and review and reassess this Charter as conditions dictate, but no less frequently than annually following the review of the Company’s Annual Report, as prepared for filing with the Securities and Exchange Commission.

•	Review and approve all compensation plans, agreements, and arrangements with the Company’s executive officers, in cooperation with the Compensation Committee.

•	Review and recommend to the Board of Directors the selection of independent auditors to audit the financial statements of the Company. In selecting the independent auditors, the Committee will investigate any conflicts of interest.

A-1

•	Have a clear understanding with the independent auditors that the independent auditors are accountable to the Committee, as the shareholders’ representatives, who have the ultimate authority in deciding to engage, evaluate, and, if appropriate, terminate their services.

•	Review and concur with management’s appointment, termination or replacement of the Company’s principal financial officer and/or the head of the Company’s internal audit function, if such position is created from time-to-time.

•	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor’s compensation, and, at the conclusion thereof, review such audit or review, including any comments or recommendations of the independent auditors.

•	Review with the independent auditors, the Company’s principal financial officer, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

•	Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

•	Review the internal audit functions of the Company, including the independence and authority of its principal financial officer, in meeting the Company’s reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

•	Inquire of management, the internal audit staff, as applicable, and the independent auditors about significant risks or exposures and to assess the steps management has taken to minimize such risks to the Company, including critical accounting policies.

•	Direct the independent auditors to communicate directly to each member of the Committee with respect to any disagreement with the Company on any financial treatment or accounting practice that is reflected in the quarterly reports on Form 10-QSB upon review.

•	Review the quarterly financial statements with financial management prior to the filing with the Securities and Exchange Commission (or prior to the press release of results, if possible), to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and to discuss any other matters required to be communicated to the Committee by the independent auditors. The chair of the Committee, or a member of the Committee designated by the chair, may represent the entire Committee for purposes of this review and any required discussions with the independent auditor.

•	Review the financial statements contained in the Annual Report to Shareholders with management and with the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with the financial management team and with the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and discuss any other matters required to be communicated to the Committee by the auditors. Also review with the financial management team and with the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization’s accounting principles and underlying estimates and other significant decisions made in preparing the financial statements.

•	Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of audits.

•	Review accounting and financial human resources and succession planning within the Company.

•	Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors’ questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

•	On an annual basis, obtain from the independent auditors, a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend, that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

•	Review and pre-approve all non-audit services performed by the independent auditors.

•	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other advisors for this purpose if, in its judgment, that is appropriate.

•	Review the Company’s disclosure in the Proxy Statement for its Annual Meeting of Shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the Annual Report to Shareholders or the Proxy Statement at least triennially or the year after any significant amendment to the Charter.

•	Review all complaints received by the Company regarding accounting, internal accounting controls or auditing matters. All employees of the Company may confidentially and anonymously send concerns in writing to the Chair of the Audit Committee. The Audit Committee will establish a procedure for the review of complaints, investigation and retention of complaints for future reference.

•	Review and approve all press releases and other disclosure contained in any report filed with the Securities and Exchange Commission.

•	Complete an annual self-evaluation of the Committee’s own performance and effectiveness and report regularly to the full Board on the Committee’s activities, findings and recommendations.
Report
The Committee will prepare a report to be included in the Company’s Proxy Statement for an Annual Meeting of Shareholders discussing whether the Committee reviewed the financial statements with management and discussed the Statement on Auditing Standards No. 61 and Independence Standards Board Standard No. 1 with the independent accountants and if it has recommended to the Board of Directors that the audited financial statements be included in its annual report to be filed with the Securities and Exchange Commission.
Confirmed upon full approval by the Board of Directors

Date: January 3, 2007	/s/ Charles Srebnik
By: Charles Srebnik,
Audit Committee Chairman

PROXY	PROXY
Chartwell International, Inc.
177 Madison Avenue,
Morristown, NJ 07960
Telephone: (973) 400-7010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints Imre Eszenyi and Paul Biberkraut as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Chartwell International, Inc. held of record by the undersigned as of January 5, 2007, at the Annual Meeting of Stockholders to be held at the Madison Hotel located at One Convent Road, Morristown, New Jersey 07960, at 9:00 a.m. (EST), on February 6, 2007, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.
PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER
USING DARK INK ONLY. [X]
1.	Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2007.
Nominees

Imre Eszenyi	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
David Adams	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Charles Srebnik	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL ONE.
THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature Page Immediately Follows

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.
Dated: ____________________, 200__

NAME OF REGISTERED STOCKHOLDER

SIGNATURE

PRINT NAME OF SIGNATORY

PRINT TITLE

NAME OF REGISTERED STOCKHOLDER

SIGNATURE

PRINT NAME OF SIGNATORY

PRINT TITLE
Common Stock
Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.